                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                  F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          -------------------------

                                 Date of Report
                                November 5, 1996


                          NeoStar Retail Group, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



         Delaware                       0-25272                75-2559376
----------------------------         --------------        -------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)         Identification No.)




2250 William D. Tate Avenue, Grapevine, Texas                   76051
---------------------------------------------               -------------
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (817) 424-2000
                                                          ---------------
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Item 5.  Other Events


News Release


        On November 5, 1996, NeoStar Retail Group, Inc., a Delaware corporation (the "Company"), issued a news release reporting (i) that the Company is currently engaged in discussions with Leonard Riggio, a director and stockholder of the Company, concerning a possible financing transaction, (ii) that it has been required to use its cash resources at a more rapid rate than that anticipated when it filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code on September 16, 1996, (iii) that an event of default has occurred under the terms of the DIP Loan and Security Agreement (as hereinafter defined) and (iv) certain related matters. The news release, attached hereto and filed herewith as Exhibit 99.1, is incorporated herein by reference.


Background


        On September 16, 1996, the Company and its direct and indirect subsidiaries, Babbage's, Inc., a Texas corporation ("Babbage's"), Software Etc. Stores, Inc., a Delaware corporation ("Software"), Augusta Enterprises, Inc., a Delaware corporation, and Chasada, a Pennsylvania business trust, filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code, Case No. 396-36648-SAF-11 in the United States Bankruptcy Court, Northern District of Texas, Dallas Division (the "Bankruptcy Court"), U.S. Bankruptcy Judge Steven A. Felsenthal presiding.


Debtor-in-Possession Financing


        In connection with the Chapter 11 filings, the Company, Babbage's and Software, as debtors-in-possession, entered into a Loan and Security Agreement dated September 16, 1996 (the "Original Loan and Security Agreement"), with Foothill Capital Corporation ("Foothill"), as agent ("Agent") for itself and a group of bank lenders (the "DIP Lenders"), as amended by the Interim Amendment to Loan and Security Agreement dated September 16, 1996 (the "Interim Amendment"), as further amended by Amendment Number Two to Loan and Security Agreement dated October 2, 1996 ("Amendment No. 2"), and as further amended by Amendment Number Three to Loan and Security Agreement dated October 18, 1996 ("Amendment No. 3") (the Original Loan and Security Agreement, as amended by the Interim Amendment, Amendment No. 2 and Amendment No. 3, is hereinafter referred to as the "DIP Loan and Security Agreement"). On October 2, 1996, the Joint Stipulation and Agreed Order Authorizing Final Financing, Granting Senior Liens and Superpriority Status, Providing for Adequate Protection and Payment of Pre-Petition Secured Indebtedness, Modifying the Automatic Stay, and Authorizing Debtors to Enter into Agreements with DIP Lenders and Agent (the "Final Financing Order") was entered by the Bankruptcy Court.


        The DIP Loan and Security Agreement provides for a $70,000,000 debtor-in-possession ("DIP") financing. Under an Interim Financing Order entered by the Bankruptcy Court on September 16, 1996, the Company was authorized to obtain interim DIP financing from the DIP Lenders in an amount not to exceed $70,000,000 (the "Maximum Amount") less the aggregate principal amount of pre-petition secured indebtedness outstanding as of September 16, 1996. On October 2, 1996, the Bankruptcy Court entered the Final Financing Order which authorized final DIP financing in the Maximum Amount, the granting of senior liens and superpriority status and, among other things, authorized the Company and its subsidiaries to enter into agreements with the DIP Lenders.

        The DIP financing is a revolving credit facility, bearing interest at the reference rate (prime rate) of Norwest Bank, National Association plus two percent (2%), which interest is to be reduced to such reference rate plus one and one-half percent (1.5%) commencing December 1, 1996 so long as no event of default has occurred and is continuing. The proceeds of the loan are to be used for lawful corporate purposes. The loan is secured by virtually all of the assets of the Company and its direct and indirect subsidiaries.

        Under the terms of the DIP Loan and Security Agreement, the Company has a borrowing base ("Borrowing Base") equal to the Applicable Advance Rate (defined below) multiplied by the value of Eligible Inventory (defined below), less certain Agent-established reserves. The DIP Loan and Security
Agreement also provides for a $10,000,000 "over-advance" (i.e., an advance beyond the normal Borrowing Base limitation until November 30, 1996, but nevertheless subject to the Maximum Amount). The "Applicable Advance Rate" is 65% from the closing date through November 5, 1996; 60% from November 6, 1996 through December 3, 1996; 55% from December 4, 1996 through December 31, 1996; 50% from January 1, 1997 through July 31, 1997; 55% from August 1, 1997 through November 4, 1997; and 50% from November 5, 1997 through January 30, 1998; provided, however, that after December 31, 1996, the Applicable Advance Rate may not exceed the quotient, expressed as a percentage, equal to 75% (80% during the period August 1, 1997 through October 31, 1997) of the liquidation value, determined by a third-party appraiser, divided by the value of the Eligible Inventory. "Eligible Inventory" under the facility means inventory (net of reserves for shrinkage, obsolete or slow moving merchandise, and market adjustments) consisting of finished goods held for sale in the ordinary course of business which is located in any of the Company's properties or is in transit from one property to another.

        The DIP Loan and Security Agreement also provides for certain fees to be paid by the Company, including an arrangement fee; a facility fee; an unused line fee; financial examination, documentation and appraisal fees; and a servicing fee, as well as an early termination premium if prepayment is made from proceeds of financing provided by a lender other than Foothill or a group of lenders for whom Foothill is not agent.

        The Company is obligated to satisfy specified financial covenants on certain dates during the term of the facility. The required financial covenants relate to: Tangible Net Worth, EBITDA, Total Margin, Trade Credit and





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Reorganization Expenses (all as defined in the DIP Loan and Security
Agreement). Such financial covenants appear in Schedules 6.11 and 6.11(e) attached to Amendment No. 2. In addition, the DIP Loan and Security Agreement requires the Company to have a clean-up period during which no indebtedness may be outstanding under the DIP Loan and Security Agreement (other than letters of credit). The clean-up period is to be five (5) consecutive days, one of which shall be December 31, 1996.

        Absent a default, the DIP financing will not become due until the earlier of (i) January 30, 1998, (ii) the effective date of an order confirming a plan of reorganization of the Company, (iii) the conversion of the bankruptcy cases to cases under Chapter 7, (iv) the appointment of a trustee or an examiner with management authority in the bankruptcy cases or (v) the dismissal of the bankruptcy cases.


        The above description is qualified in its entirety by the Original Loan and Security Agreement, the Interim Amendment, Amendment No. 2, Amendment No. 3 and the Final Financing Order, copies of which are filed herewith as Exhibit 99.2, Exhibit 99.3, Exhibit 99.4, Exhibit 99.5 and Exhibit 99.6, respectively, and are incorporated herein by reference.

         "THE SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995. This report contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future operating results, the financial condition of the Company, bankruptcy court approval of those actions requiring such approval, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings.

Item 7.  Financial Statements and Exhibits

           (c)   Exhibits

                 The following exhibits are filed as part of this report:

         99.1    News Release of Neostar Retail Group, Inc. dated November 5,
                 1996.

         99.2 Loan and Security Agreement, dated September 16, 1996, among NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent including Schedules C-1, P-1, 5.10 and
                 6.11 attached thereto and omitting other schedules and exhibits.

         99.3 Interim Amendment to Loan and Security Agreement dated September 16, 1996 among NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent.

         99.4 Amendment Number Two to Loan and Security Agreement dated October 2, 1996 among NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent including Schedules P-1, 6.11 and 6.11(e) attached thereto and omitting other schedules and exhibits.

         99.5 Amendment Number Three to Loan and Security Agreement dated October 18, 1996 among NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent.

         99.6 Joint Stipulation and Agreed Order Authorizing Final Financing, Granting Senior Liens and Superpriority Status, Providing for Adequate Protection and Payment of Pre-Petition Secured Indebtedness, Modifying the Automatic Stay, and Authorizing Debtors to Enter into Agreements with DIP Lenders and Agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   NEOSTAR RETAIL GROUP, INC.
                                                   (Registrant)


                                              By:  /s/ OPAL P. FERRARO
                                                   ----------------------------
                                                   Opal P. Ferraro
                                                   Vice President and
                                                   Chief Financial Officer
Date:  November 5, 1996






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                                 EXHIBIT INDEX


       Exhibit                                                                        Page
       Number                       Description                                       Number
       -------                      -----------                                       ------


         99.1    News Release of Neostar Retail Group, Inc. dated November 5,
                 1996.

         99.2    Loan and Security Agreement, dated September 16, 1996, among
                 NeoStar Retail Group, Inc., Babbage's, Inc. and Software Etc.
                 Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital
                 Corporation, as Agent including Schedules C-1, P-1, 5.10 and
                 6.11 attached thereto and omitting other schedules and exhibits.

         99.3    Interim Amendment to Loan and Security Agreement dated
                 September 16, 1996 among NeoStar Retail Group, Inc.,
                 Babbage's, Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent.

         99.4    Amendment Number Two to Loan and Security Agreement dated
                 October 2, 1996 among NeoStar Retail Group, Inc., Babbage's,
                 Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent including Schedules
                 P-1, 6.11 and 6.11(e) attached thereto and omitting other schedules and exhibits.

         99.5    Amendment Number Three to Loan and Security Agreement dated
                 October 18, 1996 among NeoStar Retail Group, Inc., Babbage's,
                 Inc. and Software Etc. Stores, Inc., as Borrowers, and certain financial institutions named therein, as the Lenders, and Foothill Capital Corporation, as Agent.

         99.6    Joint Stipulation and Agreed Order Authorizing Final
                 Financing, Granting Senior Liens and Superpriority Status,
                 Providing for Adequate Protection and Payment of Pre-Petition
                 Secured Indebtedness, Modifying the Automatic Stay, and
                 Authorizing Debtors to Enter into Agreements with DIP Lenders and Agent.